Exhibit 99.1


                     GameStop Sales Top $5 Billion

             2006 Sales and Net Earnings Grow 72% and 57%

                  Fourth Quarter EPS Exceeds Guidance

    Comparable Store Sales Increase 26.5% for Q4 and 11.9% for Year

   Issues Robust 2007 Guidance and Reaffirms Long Range EPS Growth
                               Targets


    GRAPEVINE, Texas--(BUSINESS WIRE)--March 27, 2007--GameStop Corp. (NYSE:GME), the world's largest video game and entertainment software retailer, today reported sales and earnings for the fourth quarter and the full year ended February 3, 2007. Please note that all per share data has been adjusted for the Class B share conversion and the two-for-one stock split that occurred subsequent to February 3, 2007.

    Fourth Quarter Financial Results

    Net earnings were $129.8 million for the 14-week fourth quarter of 2006, including debt retirement costs related to the bond buy-back program of $2.5 million ($1.6 million, net of tax benefits), as compared to net earnings of $85.0 million for the 13-week fourth quarter of 2005, an increase of 52.7%.

    Diluted earnings per share were $0.81, including debt retirement costs of $0.01 per diluted share, compared to $0.55 per diluted share in the prior year quarter, considerably beating guidance issued on January 4, 2007. Brisk sales in January of Vivendi's WORLD OF WARCRAFT and new video game software titles drove the greater than anticipated results.

    GameStop sales increased 38.2% to $2,304.0 million in the fourth quarter, in comparison to $1,666.9 million in the prior year quarter. On a comparable store basis, sales increased 26.5% during the fourth quarter.

    Full Year Financial Results

    Net earnings were $158.3 million for the 53-week fiscal year 2006, including merger-related expenses of $6.8 million ($4.3 million, net of tax benefits) and debt retirement costs of $6.1 million ($3.8 million, net of tax benefits), as compared to earnings of $100.8 million in fiscal 2005, an increase of 57.0%. Diluted earnings per share were $1.00 for fiscal 2006, including merger related expenses and debt retirement costs of $0.05 per diluted share, as compared to $0.81 per diluted share in fiscal 2005.

    GameStop sales were $5,318.9 million for fiscal 2006, an increase of 72.0% over fiscal 2005 sales of $3,091.8 million. On a comparable store basis, sales increased 11.9% during fiscal 2006.

    "2006 was a remarkable year for GameStop. Total sales increased 72%, operating earnings grew by 73%, net earnings were up 57%, and comparable store sales increased 12%; by any retail measurement, a remarkable year," indicated R. Richard Fontaine, GameStop's Chairman and Chief Executive Officer. "In addition, we finished the year with a strong balance sheet and a year end cash balance of over $650 million.

    "During the year we successfully and fully integrated over 2,000 EB Games stores into the GameStop portfolio and opened 421 new stores worldwide; 276 in the United States and 145 in the international divisions. In fact, our internal rate of return for new stores was the highest ever and, in aggregate, significantly exceeded plan.

    "While we are in the very early stages of another strong growth cycle, it is not a mirror of the past. In fact, our 2007 guidance is based on our belief that this cycle will be deeper, wider, and longer than any previous period of new console introductions. From the technology powerhouses of Xbox 360 and PS3, to the uniquely engaging ease of play and inventiveness of the Wii, to the portability of the DS Lite, to the value of the PS2, there is a product and a price range to stimulate the core and casual gamer, and attract new customers to the video game experience," continued Fontaine.

    "No previous cycle has had the diversity of console attributes currently in our stores; no previous cycle has merged other technologies like HDTV, Wi-Fi, and MP3 attributes to make the gaming experience truly the best ever.

    "The video game business has become more complex with more console choices, more sophisticated software, and a huge variety of enhancement accessories. The business is increasingly favoring the game passion and deep expertise of our 22,000 managers and game advisors whose product knowledge differentiates GameStop from the competition and will give us an even greater edge in the marketplace of the future."

    Business Outlook

    For fiscal 2007 (the 52-week year ending February 2, 2008), sales are projected to grow between 19.0% and 21.0%, with comparable store sales ranging from +14.0% to +16.0%, backed by a strong release slate of video game titles across all platforms. Diluted earnings per share for the full year are expected to range from $1.37 to $1.40. GameStop expects to open between 500-550 stores worldwide in 2007.

    For the first quarter of fiscal 2007, the company expects comparable store sales to range from +12.0% to +14.0%, driven by the expected launches of Sony's PlayStation 3 in Europe and Australia, Sony's GOD OF WAR II for the PlayStation 2 in the U.S., the worldwide launch of Nintendo's POKEMON DIAMOND and PEARL for the Nintendo DS, as well as continued strong demand for Microsoft Xbox 360 titles. Diluted earnings per share are expected to range from $0.15 to $0.16. This compares to earnings per share of $0.07 in the first quarter of 2006.

    Based on expected strong video game industry fundamentals, the company's expanding worldwide retail portfolio, and sound cash generation, GameStop currently expects earnings per share to grow at least 25% annually in fiscals 2008 and 2009.

    Note that guidance does not include debt retirement costs.

    Fourth quarter and full year 2005 pro forma statements of operations have been provided in Schedules III and IV as if the acquisition of Electronics Boutique Holding Corp. took place at the beginning of fiscal 2005. In addition, the pro forma statements of operations include stock-based compensation expense as if SFAS No. 123(R) was implemented at the beginning of fiscal 2005.

    Conference Call and Webcast Information

    A conference call with GameStop Corp.'s management is scheduled for March 27, 2007 at 11:00 AM ET to discuss the fourth quarter and full year 2006 sales and earnings results. The conference call will be simulcast on the Internet at
(http://www.gamestop.com/investor-relations/). The conference call will be archived on the website until April 10, 2007.

    About GameStop Corp.

    Headquartered in Grapevine, TX, GameStop Corp. is the world's largest video game and entertainment software retailer. The company operates 4,778 retail stores across the United States and in fourteen countries worldwide. The company also owns two e-commerce sites, GameStop.com and EBgames.com, and Game Informer(R) magazine, a leading video and computer game publication. GameStop Corp. sells the most popular new software, hardware and game accessories for the PC and next generation video game systems from Sony, Nintendo, and Microsoft. In addition, the company sells PC entertainment software, related accessories and other merchandise.

    General information on GameStop Corp. can be obtained at the company's corporate website: http://www.gamestop.com/corporate.

    Safe Harbor

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the outlook for fiscal 2007 and beyond, future financial and operating results, projected store openings, the company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of GameStop's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the inability to obtain sufficient quantities of product to meet consumer demand, including Sony's PlayStation 3 and Nintendo's Wii; the timing of release of video game titles for next generation consoles; the risks associated with expanded international operations, and economic and other events that could reduce or impact consumer demand. Additional factors that could cause GameStop's results to differ materially from those described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov.




                            GameStop Corp.
                            Balance Sheets
                (in thousands, except per share data)

                                               February 3, January 28,
                                                  2007        2006
                                               ----------- -----------
ASSETS:
Current assets:
        Cash and cash equivalents             $   652,403 $   401,593
        Receivables, net                           34,268      38,738
        Merchandise inventories                   675,385     603,178
        Prepaid expenses and other current
         assets                                    37,882      16,339
        Prepaid taxes                               5,545      21,068
        Deferred taxes                             34,858      41,051
                                               ----------- -----------
                      Total current assets      1,440,341   1,121,967
                                               ----------- -----------

Property and
 equipment:
        Land                                       10,712      10,257
        Buildings & leasehold improvements        305,806     262,908
        Fixtures and equipment                    425,841     343,897
                                               ----------- -----------
                                                  742,359     617,062
        Less accumulated depreciation and
         amortization                             285,896     184,937
                                               ----------- -----------
                      Net property and
                       equipment                  456,463     432,125
                                               ----------- -----------

Goodwill, net                                   1,403,907   1,392,352
Assets held for sale                                   --      19,297
Other noncurrent assets                            48,873      50,080
                                               ----------- -----------
                      Total assets            $ 3,349,584 $ 3,015,821
                                               =========== ===========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
        Accounts payable                      $   717,868 $   543,288
        Accrued liabilities                       357,013     331,859
        Note payable, current portion              12,176      12,527
                                               ----------- -----------
                      Total current
                       liabilities              1,087,057     887,674

Deferred taxes                                         --      13,640
Other long-term
 liabilities                                       42,926      36,331
Notes payable, long-term portion                      412      21,675
Senior floating and fixed rate notes payable,
 net of discount                                  843,311     941,788
                                               ----------- -----------
                      Total liabilities         1,973,706   1,901,108
                                               =========== ===========

Stockholders' equity:
        Preferred stock - authorized 5,000
         shares; no shares issued or
         outstanding                                   --          --
        Class A common stock - $.001 par
         value; authorized 300,000 shares;
         152,305 and 145,594 shares issued and
         outstanding, respectively                    152         146
        Additional paid-in-capital              1,021,903     921,335
        Accumulated other comprehensive income      3,227         886
        Retained earnings                         350,596     192,346
                                               ----------- -----------
                      Total stockholders'
                       equity                   1,375,878   1,114,713
                                               ----------- -----------
                      Total liabilities and
                       stockholders' equity   $ 3,349,584 $ 3,015,821
                                               =========== ===========





                            GameStop Corp.
                       Statements of Operations
                (in thousands, except per share data)

                                                14 weeks    13 weeks
                                                  ended       ended
                                                Feb. 3,     Jan. 28,
                                                   2007        2006
                                               ----------- -----------

Sales                                          $2,303,966  $1,666,914
Cost of sales                                   1,749,478   1,225,796
                                               ----------- -----------

   Gross profit                                   554,488     441,118

Selling, general and administrative expenses      294,025     259,974
Depreciation and amortization                      30,321      26,283
Stock-based compensation                            5,272          --
Merger-related expenses                                --       2,271
                                               ----------- -----------

Operating earnings                                224,870     152,590

Interest expense, net                              14,138      18,635
Debt extinguishment expense                         2,497          --
                                               ----------- -----------

Earnings before income tax expense                208,235     133,955

Income tax expense                                 78,432      48,940
                                               ----------- -----------

Net earnings                                   $  129,803  $   85,015
                                               =========== ===========

Earnings per common share:
   Basic                                       $     0.85  $     0.59
   Diluted                                     $     0.81  $     0.55

Weighted average common shares outstanding:
   Basic                                          151,832     144,812
   Diluted                                        159,832     154,774



Percentage of Sales:
----------------------------------------------

Sales                                               100.0%      100.0%
Cost of sales                                        75.9%       73.5%
                                               ----------- -----------

Gross profit                                         24.1%       26.5%

SG&A expenses                                        12.8%       15.6%
Depreciation and amortization                         1.3%        1.6%
Stock-based compensation                              0.2%         --
Merger-related expenses                               0.0%        0.2%
                                               ----------- -----------

Operating earnings                                    9.8%        9.1%

Interest expense, net                                 0.7%        1.1%
Debt extinguishment expense                           0.1%         --
                                               ----------- -----------

Earnings before income tax expense                    9.0%        8.0%

Income tax expense                                    3.4%        2.9%
                                               ----------- -----------

Net earnings                                          5.6%        5.1%
                                               =========== ===========





                            GameStop Corp.
                       Statements of Operations
                (in thousands, except per share data)

                                                53 weeks    52 weeks
                                                  ended       ended
                                                Feb. 3,     Jan. 28,
                                                   2007        2006
                                               ----------- -----------

Sales                                          $5,318,900  $3,091,783
Cost of sales                                   3,847,458   2,219,753
                                               ----------- -----------

   Gross profit                                 1,471,442     872,030

Selling, general and administrative expenses    1,000,135     598,996
Depreciation and amortization                     109,862      66,355
Stock-based compensation                           20,978         347
Merger-related expenses                             6,788      13,600
                                               ----------- -----------

Operating earnings                                333,679     192,732

Interest expense, net                              73,324      25,292
Merger-related financing costs                         --       7,518
Debt extinguishment expense                         6,059          --
                                               ----------- -----------

Earnings before income tax expense                254,296     159,922

Income tax expense                                 96,046      59,138
                                               ----------- -----------

Net earnings                                   $  158,250  $  100,784
                                               =========== ===========

Earnings per common share:
   Basic                                       $     1.06  $     0.87
   Diluted                                     $     1.00  $     0.81

Weighted average common shares outstanding:
   Basic                                          149,924     115,840
   Diluted                                        158,284     124,972



Percentage of Sales:
----------------------------------------------

Sales                                               100.0%      100.0%
Cost of sales                                        72.3%       71.8%
                                               ----------- -----------

Gross profit                                         27.7%       28.2%

SG&A expenses                                        18.8%       19.4%
Depreciation and amortization                         2.1%        2.2%
Stock-based compensation                              0.4%         --
Merger-related expenses                               0.1%        0.4%
                                               ----------- -----------

Operating earnings                                    6.3%        6.2%

Interest expense, net                                 1.4%        0.8%
Merger-related financing costs                         --         0.2%
Debt extinguishment expense                           0.1%         --
                                               ----------- -----------

Earnings before income tax expense                    4.8%        5.2%

Income tax expense                                    1.8%        1.9%
                                               ----------- -----------

Net earnings                                          3.0%        3.3%
                                               =========== ===========





                              Schedule I
                            GameStop Corp.
                              Sales Mix


                               14 Weeks Ended        13 Weeks Ended
                                Feb. 3, 2007          Jan. 28, 2006
                             -------------------   -------------------
                                         Percent               Percent
                               Sales       of        Sales       of
                                          Total                 Total
                             ---------   -------   ---------   -------
Sales (in millions):

New video game hardware      $  604.9      26.3%   $  329.1      19.8%
New video game software         873.7      37.9%      705.5      42.3%
Used video game products        436.5      18.9%      348.6      20.9%
Other                           388.9      16.9%      283.7      17.0%

                             ---------   -------   ---------   -------
     Total                   $2,304.0     100.0%   $1,666.9     100.0%
                             =========   =======   =========   =======



                               53 Weeks Ended        52 Weeks Ended
                                Feb. 3, 2007          Jan. 28, 2006
                             -------------------   -------------------
                                         Percent               Percent
                               Sales       of        Sales       of
                                          Total                 Total
                             ---------   -------   ---------   -------
Sales (in millions):

New video game hardware      $1,073.7      20.2%   $  503.2      16.3%
New video game software       2,012.5      37.8%    1,244.9      40.3%
Used video game products      1,316.0      24.8%      808.0      26.1%
Other                           916.7      17.2%      535.7      17.3%

                             ---------   -------   ---------   -------
     Total                   $5,318.9     100.0%   $3,091.8     100.0%
                             =========   =======   =========   =======


======================================================================

                             Schedule II
                            GameStop Corp.
                           Gross Profit Mix


                               14 Weeks Ended        13 Weeks Ended
                                Feb. 3, 2007          Jan. 28, 2006
                             -------------------   -------------------
                                          Gross                 Gross
                               Gross     Profit      Gross     Profit
                              Profit     Percent    Profit     Percent
                             ---------   -------   ---------   -------

Gross Profit (in millions):

New video game hardware      $   33.5       5.5%   $   21.0       6.4%
New video game software         178.7      20.5%      150.2      21.3%
Used video game products        213.0      48.8%      171.6      49.2%
Other                           129.3      33.2%       98.3      34.6%

                             ---------             ---------
     Total                   $  554.5      24.1%   $  441.1      26.5%
                             =========             =========



                               53 Weeks Ended        52 Weeks Ended
                                Feb. 3, 2007          Jan. 28, 2006
                             -------------------   -------------------
                                          Gross                 Gross
                               Gross     Profit      Gross     Profit
                              Profit     Percent    Profit     Percent
                             ---------   -------   ---------   -------

Gross Profit (in millions):

New video game hardware      $   77.0       7.2%   $   30.9       6.1%
New video game software         427.3      21.2%      266.5      21.4%
Used video game products        651.9      49.5%      383.0      47.4%
Other                           315.2      34.4%      191.6      35.8%

                             ---------             ---------
     Total                   $1,471.4      27.7%   $  872.0      28.2%
                             =========             =========





                             Schedule III
                            GAMESTOP CORP.
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (in thousands, except per share data)


                     Historical  Historical
                      GameStop   Electronics
For the thirteen        Corp.      Boutique                 GameStop
 weeks ended January January 28, October 8,   Pro Forma       Corp.
 28, 2006             2006 (a)    2005 (a)   Adjustments    Pro Forma
                     ----------- ----------- -----------   -----------

Sales                $1,666,914  $        -  $        -    $1,666,914

Cost of sales         1,225,796           -           -     1,225,796
                     ----------- ----------- -----------   -----------
     Gross profit       441,118           -           -       441,118


Selling, general and
 administrative
 expenses               259,974           -           -       259,974
Depreciation and
 amortization            26,283           -           -        26,283
Merger-related
 expenses                 2,271           -      (2,271)(b)         -
Stock-based
 compensation                 -           -       2,422 (d)     2,422
                     ----------- ----------- -----------   -----------
     Operating
      earnings
      (loss)            152,590           -        (151)      152,439

Interest expense,
 net                     18,635           -           -        18,635
Merger-related
 interest expense             -           -           -             -
                     ----------- ----------- -----------   -----------
     Earnings (loss)
      before income
      tax expense
      (benefit)         133,955           -        (151)      133,804

Income tax expense
 (benefit)               48,940           -         (56)(g)    48,884
                     ----------- ----------- -----------   -----------

     Net earnings
      (loss)         $   85,015  $        -  $      (95)   $   84,920
                     =========== =========== ===========   ===========


Net earnings per
 common share--basic $     0.59  $        -                $     0.59
                     =========== ===========               ===========


Weighted average
 shares of common
 stock--basic           144,812           -           -       144,812
                     =========== =========== ===========   ===========

Net earnings per
 common share--
 diluted             $     0.55  $        -                $     0.55
                     =========== ===========               ===========


Weighted average
 shares of common
 stock--diluted         154,774           -           -       154,774
                     =========== =========== ===========   ===========





                             Schedule IV
                            GAMESTOP CORP.
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (in thousands, except per share data)


                 Historical  Historical
For the fifty-    GameStop   Electronics
 two weeks ended    Corp.      Boutique                     GameStop
 January 28,     January 28, October 8,   Pro Forma           Corp.
 2006             2006 (a)    2005 (a)   Adjustments        Pro Forma
                 ----------- ----------- -----------       -----------

Sales            $3,091,783  $1,302,107  $        -        $4,393,890

Cost of sales     2,219,753     935,175           -         3,154,928
                 ----------- ----------- -----------       -----------
     Gross
      profit        872,030     366,932           -         1,238,962


Selling, general
 and
 administrative
 expenses           599,343     331,424           -           930,767
Depreciation and
 amortization        66,355      30,573      (2,640)(c)        94,288
Merger-related
 expenses            13,600       2,900     (16,500)(b)             -
Stock-based
 compensation             -           -      10,581 (d)        10,581
                 ----------- ----------- -----------       -----------
     Operating
      earnings      192,732       2,035       8,559           203,326

Interest
 expense, net        25,292      (1,927)     54,974 (e),(f)    78,339
Merger-related
 interest
 expense              7,518           -      (7,518)                -
                 ----------- ----------- -----------       -----------
     Earnings
      (loss)
      before
      income tax
      expense
      (benefit)     159,922       3,962     (38,897)          124,987

Income tax
 expense
 (benefit)           59,138       1,415     (14,933)(g)        45,620
                 ----------- ----------- -----------       -----------

     Net
      earnings
      (loss)     $  100,784  $    2,547  $  (23,964)       $   79,367
                 =========== =========== ===========       ===========


Net earnings per
 common share--
 basic           $     0.87  $     0.05                    $     0.55
                 =========== ===========                   ===========


Weighted average
 shares of
 common stock--
 basic              115,840      50,130     (22,120)(h)       143,850
                 =========== =========== ===========       ===========

Net earnings per
 common share--
 diluted         $     0.81  $     0.05                    $     0.52
                 =========== ===========                   ===========


Weighted average
 shares of
 common stock--
 diluted            124,972      50,792     (22,782)(h)       152,982
                 =========== =========== ===========       ===========


                            GAMESTOP CORP.

          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                        STATEMENT OF OPERATIONS

                 (In thousands, except per share data)


    (a) Certain reclassifications have been made to the historical presentation of GameStop and EB to conform to the presentation used in the unaudited pro forma condensed consolidated statement of operations.

    (b) To give effect to the exclusion of certain expenses which are directly attributable to the merger and are believed to be of a one-time or short-term nature.

    (c) To give effect to the intangible asset amortization and depreciation on the property and equipment adjustment based on the preliminary allocation of the purchase price over estimated useful lives.

    (d) To give effect to the stock-based compensation expense as if SFAS 123(R) had been adopted as of January 30, 2005.

    (e) To give effect to the interest expense incurred related to the receipt of $941,472 resulting from issuance of $650,000 in senior notes, at an interest rate of 8.0% and $300,000 in senior floating rate notes at an interest rate of LIBOR plus 3.875%. The senior notes were issued at a discount of $8,528 and interest expense includes the amortization of this discount over seven years.

    (f) To give effect to the amortization of deferred financing fees relating to the $400 million revolving credit facility, the senior floating rate notes and the senior notes over five, six and seven years to match the terms, respectively.

    (g) Represents the aggregate pro forma effective income tax effect of Notes (b), (c), (d), (e) and (f) above.

    (h) The pro forma earnings per share have been adjusted to reflect the issuance of 40,458 shares of GameStop Class A common stock to EB common stockholders as if they were issued on January 30, 2005 and to reflect the elimination of the outstanding shares of Electronics Boutique.


    CONTACT: Media Contact:
             Chris Olivera
             Divisional Vice President,
             Corporate Communications
             GameStop Corp.
             (817) 424-2130
             or
             Investor Contact:
             David W. Carlson
             Executive Vice President &
             Chief Financial Officer
             GameStop Corp.
             (817) 424-2130